Exhibit 1.1

Healthpeak Properties, Inc.

Common Stock

($1.00 par value)

AMENDMENT NO. 1 TO AT-THE-MARKET EQUITY OFFERING SALES AGREEMENT

March 11, 2024

J.P. Morgan Securities LLC

Barclays Capital Inc.

BNP Paribas Securities Corp.

BofA Securities, Inc.

BTIG, LLC

Capital One Securities, Inc.

Credit Agricole Securities (USA) Inc.

Goldman Sachs & Co. LLC

Jefferies LLC

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

Nomura Securities International, Inc. (as forward seller through BTIG, LLC)

RBC Capital Markets, LLC

Regions Securities LLC

Robert W. Baird & Co. Incorporated

Scotia Capital (USA) Inc.

TD Securities (USA) LLC

Truist Securities, Inc.

Wells Fargo Securities, LLC

As Agents

JPMorgan Chase Bank, National Association

Bank of America, N.A.

The Bank of Nova Scotia

Barclays Bank PLC

BNP Paribas

Crédit Agricole Corporate and Investment Bank

Goldman Sachs & Co. LLC

Jefferies LLC

Mizuho Markets Americas LLC

Morgan Stanley & Co. LLC

Nomura Global Financial Products, Inc.

Regions Securities LLC

Robert W. Baird & Co. Incorporated

Royal Bank of Canada

The Toronto-Dominion Bank

Truist Bank

Wells Fargo Bank, National Association

As Forward Purchasers

c/o	J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

Reference is made to that certain At-the-Market Equity Offering Sales Agreement, dated February 17, 2023 (the “Sales Agreement”), among J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Regions Securities LLC, Robert W. Baird & Co. Incorporated, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, each as sales agent, principal and, in certain cases, forward seller (in any such capacity, each, an “Agent”, and collectively, the “Agents”), and JPMorgan Chase Bank, National Association, Bank of America, N.A., The Bank of Nova Scotia, Barclays Bank PLC, Crédit Agricole Corporate and Investment Bank, Credit Suisse International, Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Regions Securities LLC, Royal Bank of Canada, SMBC Nikko Securities America, Inc., The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, each as forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”) and Healthpeak Properties, Inc., a Maryland corporation (the “Company”), and Healthpeak OP, LLC, a Maryland limited liability company (the “Operating Company”) with respect to the offering and sale from time to time by the Company to or through the Agents, of shares of its common stock, $1.00 par value, having an aggregate gross sales price of up to $1,500,000,000, in the manner and subject to the terms and conditions set forth in the Sales Agreement. All capitalized terms used in this Amendment No. 1 to the Sales Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement. For the avoidance of doubt, all references to the Sales Agreement in any document related to the transactions contemplated by the Sales Agreement shall be to the Sales Agreement as amended by this Amendment. The Agents, the Forward Purchasers, the Company and the Operating Company (collectively, the “parties hereto”) agree as follows:

1.	Amendments to Sales Agreement. The parties hereto agree that the Sales Agreement is amended as follows:

(a)	As contemplated by the Sales Agreement, from and after the date hereof, the term “Registration Statement” as used in the Sales Agreement, shall include the Company’s registration statement on Form S-3 (Nos. 333-276954 and 333-276954-01) filed with the Commission on February 8, 2024; and the term “Base Prospectus,” as used in the Sales Agreement, shall mean the base prospectus included in the Prospectus most recently filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act.

(b)	All references in the Sales Agreement to “Credit Suisse Securities (USA) LLC,” “Credit Suisse Capital LLC” and “SMBC Nikko Securities America, Inc.” (which entities have elected to terminate the Sales Agreement as to themselves), including their respective names and addresses appearing on pages 1 and 2 of the Sales Agreement, their respective names and addresses for notice appearing in Section 10 of the Sales Agreement and their respective names and signatures appearing on the signature pages of the Sales Agreement, shall be deleted, effective as of March 11, 2024, and effective as of March 11, 2024, neither Credit Suisse Securities (USA) LLC, Credit Suisse Capital LLC nor SMBC Nikko Securities America, Inc. shall be an Agent or Forward Purchaser under the Sales Agreement.

(c)	As of the date hereof, all references in the Sales Agreement to “JPMorgan Chase Bank, National Association, New York Branch” and “Regions Bank” shall refer to JPMorgan Chase Bank, National Association and Regions Securities LLC, respectively, including their respective names and addresses appearing on page 1 of the Sales Agreement, their respective names and addresses for notice appearing in Section 10 of the Sales Agreement and respective signatures appearing on the signature pages of the Sales Agreement.

(d)	As of the date hereof, the parties acknowledge and agree that, by virtue of this Amendment, the following entities have joined as parties to the Sales Agreement in the following capacities: (i) BNP Paribas Securities Corp. has joined as an Agent; (ii) BNP Paribas has joined as a Forward Purchaser (iii) Nomura Securities International, Inc. (as forward seller through BTIG, LLC as its agent) has joined as an Agent, solely in its capacity as forward seller; (iv) Nomura Global Financial Products, Inc. has joined as a Forward Purchaser; and (v) Robert W. Baird & Co. Incorporated has joined as a Forward Purchaser. The parties hereto, to the extent required by the Sales Agreement, consent to this Amendment and the transactions contemplated hereby (including the addition of the foregoing entities as parties to the Sales Agreement in their respective capacities).

(e)	As of the date hereof, the parties acknowledge and agree that, by virtue of this Amendment, the Company shall deliver any instruction or request that borrowed Shares be offered and sold through Nomura Securities International, Inc. to Nomura Securities International, Inc., BTIG, LLC and Nomura Global Financial Products, Inc. Such instruction or request shall only be effective if Nomura Securities International, Inc., BTIG, LLC and Nomura Global Financial Products, Inc. agree to the proposed terms, which any of them may accept, reject or propose new terms in their respective sole discretion.

(f)	As of the date hereof, the first full paragraph of the Sales Agreement shall be deleted in its entirety and replaced with the following:

“         Healthpeak Properties, Inc., a Maryland corporation (the “Company”) and Healthpeak OP, LLC, a Maryland limited liability company (the “Operating Company”), confirm their agreement with J.P. Morgan Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc. (as forward seller through BTIG, LLC as its agent), RBC Capital Markets, LLC, Regions Securities LLC, Robert W. Baird & Co. Incorporated, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, each as sales agent, as principal (except in the case of Nomura Securities International, Inc.) and as forward seller (except in the case of BTIG, LLC) (in any such capacity, each, an “Agent”, and collectively, the “Agents”), and JPMorgan Chase Bank, National Association, Bank of America, N.A., The Bank of Nova Scotia, Barclays Bank PLC, BNP Paribas, Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, Robert W. Baird & Co. Incorporated, Royal Bank of Canada, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, each as forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”). For purposes of clarity, it is understood and agreed by the parties hereto that, if Shares (as defined below) are offered or sold through any Agent, as forward seller, then such Agent shall be acting solely in its capacity as sales agent for the applicable Forward Purchaser and not as sales agent for the Company with respect to the offering and sale of such Shares, and, except in cases where this Agreement (as defined below) expressly refers to an Agent acting as sales agent for the Company or unless otherwise expressly stated or the context otherwise requires, references in this Agreement to any Agent acting as sales agent shall also be deemed to apply to such Agent as forward seller, mutatis mutandis, except that Nomura Securities International, Inc. shall only be a forward seller and shall therefore not act as sales agent for the Company. It is also understood and agreed by the parties hereto that, if Shares are offered or sold through any Agent, as sales agent for the Company, then such Agent shall be acting solely in its capacity as sales agent for the Company, and not as sales agent for any Forward Purchaser, with respect to the offering and sale of such Shares. For the avoidance of doubt, BTIG, LLC will not be a forward seller.”

(g)	As of the date hereof, Section 10 of the Sales Agreement shall be deleted in its entirety and replaced with the following:

“Section 10.   Notices.  Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail, email or by fax, and any such notice shall be effective when received at the address specified below:

If to the Company or the Operating Company, to:

Healthpeak Properties, Inc.

4600 South Syracuse Street, Suite 500

Denver, Colorado 80237

Attention: Jeffrey H. Miller

Email: jhmiller@healthpeak.com

With cc: DerivativeCompliance@healthpeak.com

With a copy (which shall not constitute notice) to:

Lewis W. Kneib, Esq.

Latham & Watkins LLP

10250 Constellation Blvd., Suite 1100

Century City, California 90067

Email: lewis.kneib@lw.com

If to an Agent or Forward Purchaser, as applicable, delivered via fax or email with a confirmation copy mailed to the addresses set forth below:

J.P. Morgan Securities LLC 383 Madison Avenue, 6th Floor New York, New York 10179 Attention: Sanjeet Dewal Telephone: (212) 622-8783 Email: sanjeet.s.dewal@jpmorgan.com	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036 Attention: Equity Syndicate Desk, with a copy to the Legal Department Facsimile: 212-507-1554
Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019 Attention: Syndicate Registration Facsimile: (646) 834-8133

Nomura Securities International, Inc.

309 West 49th Street

New York, New York 10019

Attention: Structured Equity Solutions

Email: atmexecution@nomura.com

With a copy (which shall not constitute notice) to:

Attention: Equities Legal

Email: Dan.Rosenbaum@nomura.com

And to:

BTIG, LLC as agent of the forward seller, at the notice addresses provided for BTIG, LLC herein

BNP Paribas Securities Corp. 787 Seventh Ave New York, New York 10019 Attention: Robert McDonald Phone: (212) 471-6840 Email: dl.nyk.ste@us.bnpparibas.com	RBC Capital Markets, LLC 200 Vesey Street, 8th Floor New York, New York 10281 Attention: Equity Capital Markets Facsimile: (212) 428-6260

BofA Securities, Inc. One Bryant Park New York, New York 10036 Attention: ATM Execution Team, email: dg.atm_execution@bofa.com Facsimile: (646) 855-3073	Regions Securities LLC 615 South College Street, Suite 600 Charlotte, North Carolina 28202 Email: ECMDesk@regions.com
BTIG, LLC 65 East 55th Street New York, New York 10022 Attention: ATM Trading Desk Email: BTIGUSATMTrading@btig.com with a copy to IBLegal@btig.com; BTIGcompliance@btig.com; and ctaylor@btig.com	Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Syndicate Department Facsimile: (414) 298-7474 With a copy to: Legal Department
Capital One Securities, Inc. 201 Charles Ave. Suite 1830 New Orleans, Louisiana 70170 Attention: Phil Winiecki Email: phil.winiecki@capitalone.com	Scotia Capital (USA) Inc. 250 Vesey Street New York, New York 10281 Attention: Equity Capital Markets Facsimile: (212) 225-6653 Email: us.ecm@scotiabank.com us.legal@scotiabank.com

Credit Agricole Securities (USA) Inc.

1301 Avenue of the Americas

New York, New York 10019

Attention: Douglas Cheng

Email: douglas.cheng@ca-cib.com;

equitycapitalmarkets@ca-cib.com

Facsimile: (212) 261-2516

TD Securities (USA) LLC 1 Vanderbilt Avenue New York, New York 10017 Attention: Equity Capital Markets Email: TDS_ATM@tdsecurities.com
Goldman Sachs & Co. LLC 200 West Street New York, New York 10282-2198 Attention: Registration Department	Truist Securities, Inc. 3333 Peachtree Road NE, 11th Floor Atlanta, Georgia 30326 Attention: Equity Capital Markets Email: dl.atm.offering@truist.com

Jefferies LLC 520 Madison Avenue New York, New York 10022 Attention: General Counsel, with a copy to: CorpEqDeriv@jefferies.com	Wells Fargo Securities, LLC 500 West 33rd Street New York, New York 10001 Attention: Equity Syndicate Department Facsimile: (212) 214-5918

Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, NY 10020

Attention: Stephen Roney; Ivana Rupcic-Hulin; Daniel Blake

Telephone: (212) 205-7527

Email: Stephen.Roney@mizuhogroup.com; Ivana.Rupcic-Hulin@mizuhogroup.com;

Daniel.Blake@mizuhogroup.com, with a copy to: legalnotices@mizuhogroup.com

and

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

Attention: EDG Marketing Support

Email: edg_notices@jpmorgan.com and edg_ny_corporate_sales_support@jpmorgan.com

With a copy to:

Attention: Sanjeet Dewal

Telephone: (212) 622-8783

Email: sanjeet.s.dewal@jpmorgan.com

Mizuho Markets Americas LLC

c/o Mizuho Securities USA LLC, as agent

1271 Avenue of the Americas

New York, NY 10020

Attention: US Equity Derivatives Notices

Telephone: (646) 949-9531

Email: Derivs-EQNoticesUS@mizuhogroup.com

Bank of America, N.A. One Bryant Park New York, New York 10036 Attention: Rohan Handa Email: rohan.handa@baml.com	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036 Attention: Equity Syndicate Desk, with a copy to the Legal Department Facsimile: 212-507-1554

The Bank of Nova Scotia

44 King Street West

Toronto, Ontario, Canada M5H 1H1

c/o Scotia Capital (USA) Inc.

250 Vesey Street, 24th Floor

New York, NY 10281

Attention: US Equity Derivatives

Email: bahar.lorenzo@scotiabank.com / john.kelly@scotiabank.com

Telephone No.: (212) 225-5230 / (212) 225-6664

And a copy to: BNSEquityConfirmations@scotiabank.com

Nomura Global Financial Products, Inc.

309 West 49th Street

New York, New York 10019

Attention: Structured Equity Solutions

Email: cedamericas@nomura.com

With a copy (which shall not constitute notice) to:

Attention: Equities Legal

Email: nyequitieslegal@nomura.com

And to:

BTIG, LLC, at the notice addresses provided for BTIG, LLC herein

Barclays Bank PLC c/o Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019 Attn: Ilya Blanter Email: Ilya.Blanter@Barclays.com	Regions Securities LLC 615 South College Street, Suite 600 Charlotte, North Carolina 28202 Email: ECMDesk@regions.com
BNP Paribas 787 Seventh Avenue New York, New York 10019	Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Syndicate Department Facsimile: (414) 298-7474 With a copy to: Legal Department

Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent

1301 Avenue of the Americas

New York, New York 10019

Attention: Jonathan Fecowicz

Email: jonathan.fecowicz@ca-cib.com

Royal Bank of Canada 200 Vesey Street, 8th Floor New York, New York 10281 Attention: Equity Capital Markets Facsimile: (212) 428-6260

Goldman Sachs & Co. LLC 200 West Street New York, New York 10282-2198 Attention: Registration Department, with a copy to Eq-derivs-notifications@am.ibd.gs.com

The Toronto-Dominion Bank

c/o TD Securities (USA) LLC, as Agent

1 Vanderbilt Avenue

New York, New York 10017

Attention: Global Equity Derivatives

Phone: (212) 827-7306

Email: TDUSA-GEDUSInvestorSolutionsSales@tdsecurities.com; vanessa.simonetti@tdsecurities.com;

christopher.obalde@tdsecurities.com;

Michael.murphy3@tdsecurities.com; adriano.pierroz@tdsecurities.com

Jefferies LLC 520 Madison Avenue New York, New York 10022 Attention: Strategic Equity Transactions Group, with a copy to: SETG-US@jefferies.com and CorpEqDeriv@jefferies.com	Truist Bank 3333 Peachtree Road NE, 11th Floor Atlanta, Georgia 30326 Attention: Equity Syndicate Department Email: dl.atm.offering@truist.com, with a copy to michael.collins@truist.com
Wells Fargo Bank, National Association 500 West 33rd Street New York, New York 10001 Attention: Equity Syndicate Department Facsimile: (212) 214-5918

With a copy (which shall not constitute notice) to:

Sharon R. Flanagan, Esq.

Sidley Austin LLP
555 California Street, Suite 2000
San Francisco, California 94104-1715
Email: sflanagan@sidley.com

and

J. Gerard Cummins, Esq.
Sidley Austin LLP
787 Seventh Avenue

New York, New York 10019
Email: jcummins@sidley.com

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 10.”

(h)	As of the date hereof, Annex 1 to the Sales Agreement is hereby deleted in its entirety and replaced with Annex 1 attached hereto.

2.	Prospectus Supplement. The Company agrees to file promptly with the Commission a supplement to the Prospectus to reflect the fact that Credit Suisse Securities (USA) LLC, Credit Suisse Capital LLC and SMBC Nikko Securities America, Inc. have ceased to be parties under the Sales Agreement and that BNP Paribas Securities Corp, BNP Paribas, Nomura Securities International, Inc. (as forward seller through BTIG, LLC as its agent), Nomura Global Financial Products, Inc. (as Forward Purchaser) and Robert W. Baird & Co. Incorporated (as a Forward Purchaser) have joined as parties to the Sales Agreement, agrees to provide such prospectus supplement to the other parties hereto and Sidley Austin LLP with a reasonable amount of time prior to the proposed filing thereof, and agrees not to file or use such prospectus supplement if any of the other parties hereto or Sidley Austin LLP shall reasonably object thereto. The parties hereto agree that such prospectus supplement shall be deemed to have been filed with the Commission in accordance with Section 3(c) of the Sales Agreement and that the term “Prospectus Supplement,” as used in the Agreement, shall be deemed to include such prospectus supplement.

3.	No Other Amendments. The parties hereto agree that, except as set forth in, and amended by, Section 1 above, all the terms and provisions of the Sales Agreement shall remain in full force and effect.

4.	Counterparts and Electronic Signature. This Amendment may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Agents, the Forward Purchasers, the Company and the Operating Company in accordance with its terms.

Very truly yours,

Healthpeak Properties, Inc.

By:	/s/ Peter A. Scott
Name:	Peter A. Scott
Title:	Chief Financial Officer

Healthpeak OP, LLC

By: Healthpeak Properties, Inc.,
its Managing Member

By:	/s/ Peter A. Scott
Name:	Peter A. Scott
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Accepted as of the date hereof:

J.P. Morgan Securities LLC

As Agent

By:	/s/ Brett Chalmers
	Name:	Brett Chalmers
	Title:	Executive Director

JPMorgan Chase Bank, National Association

As Forward Purchaser

By:	/s/ Brett Chalmers
	Name:	Brett Chalmers
	Title:	Executive Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Barclays Capital Inc.

As Agent

By:	/s/ Warren Fixmer
	Name:	Warren Fixmer
	Title:	Managing Director

Barclays Bank PLC

As Forward Purchaser

By:	/s/ Warren Fixmer
	Name:	Warren Fixmer
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

BNP Paribas Securities Corp.

As Agent

By:	/s/ Steve Nawrocki
	Name:	Steve Nawrocki
	Title:	Managing Director

By:	/s/ Robert McDonald
	Name:	Robert McDonald
	Title:	Managing Director

BNP Paribas

As Forward Purchaser

By:	/s/ Steve Nawrocki
	Name:	Steve Nawrocki
	Title:	Managing Director

By:	/s/ Robert McDonald
	Name:	Robert McDonald
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

BofA Securities, Inc.

As Agent

By:	/s/ Hicham Hamdouch
	Name:	Hicham Hamdouch
	Title:	Managing Director

Bank of America, N.A.

As Forward Purchaser

By:	/s/ Rohan Handa
	Name:	Rohan Handa
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

BTIG, LLC

As Agent

By:	/s/ Mike Passaro
	Name:	Mike Passaro
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Capital One Securities, Inc.

As Agent

By:	/s/ Michael Sleece
	Name:	Michael Sleece
	Title:	Senior Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Credit Agricole Securities (USA) Inc.

As Agent

By:	/s/ Jean-Marc Nguyen
	Name:	Jean-Marc Nguyen
	Title:	Managing Director; Head of Investment Banking

By:	/s/ Douglas Cheng
	Name:	Douglas Cheng
	Title:	Managing Director

Crédit Agricole Corporate and Investment Bank

As Forward Purchaser

By: Credit Agricole Securities (USA) Inc., as agent

By:	/s/ Jean-Marc Nguyen
	Name:	Jean-Marc Nguyen
	Title:	Managing Director; Head of Investment Banking

By:	/s/ Douglas Cheng
	Name:	Douglas Cheng
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Goldman Sachs & Co. LLC

As Agent and Forward Purchaser

By:	/s/ Ryan Cunn
	Name:	Ryan Cunn
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Jefferies LLC

As Agent and Forward Purchaser

By:	/s/ Michael Magarro
	Name:	Michael Magarro
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Mizuho Securities USA LLC

As Agent

By:	/s/ Ivana Rupcic-Hulin
	Name:	Ivana Rupcic-Hulin
	Title:	Managing Director

Mizuho Markets Americas LLC

As Forward Purchaser

By:	/s/ Matthew E. Chiavaroli
	Name:	Matthew E. Chiavaroli
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Morgan Stanley & Co. LLC

As Agent and Forward Purchaser

By:	/s/ Ethan Woo
	Name	: Ethan Woo
	Title:	Vice President

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Nomura Securities International, Inc.

As Agent (as forward seller)

By:	/s/ Jason Eisenhauer
	Name:	Jason Eisenhauer
	Title:	Managing Director

Nomura Global Financial Products, Inc.

As Forward Purchaser

By:	/s/ Jeffrey Petillo
	Name:	Jeffrey Petillo
	Title:	Authorized Representative

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

RBC Capital Markets, LLC

As Agent

By:	/s/ Asad Kazim
	Name:	Asad Kazim
	Title:	Managing Director

Royal Bank of Canada

As Forward Purchaser

By:	/s/ Brian Ward
	Name:	Brian Ward
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Regions Securities LLC

As Agent and Forward Purchaser

By:	/s/ Edward L. Armstrong
	Name:	Edward L. Armstrong
	Title:	Managing Director - ECM

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Robert W. Baird & Co. Incorporated

As Agent and Forward Purchaser

By:	/s/ Christopher Walter
	Name:	Christopher Walter
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Scotia Capital (USA) Inc.

As Agent

By:	/s/ Tim Mann
	Name:	Tim Mann
	Title:	Managing Director

The Bank of Nova Scotia

As Forward Purchaser

By:	/s/ Kshamta Kaushik
	Name:	Kshamta Kaushik
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

TD Securities (USA) LLC

As Agent

By:	/s/ Brad Limpert
	Name:	Brad Limpert
	Title:	Managing Director

The Toronto-Dominion Bank

As Forward Purchaser

By:	/s/ Vanessa Simonetti
	Name:	Vanessa Simonetti
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Truist Securities, Inc.

As Agent

By:	/s/ Geoffrey Fennel
	Name:	Geoffrey Fennel
	Title:	Director

Truist Bank

As Forward Purchaser

By:	/s/ J. West Riggs
	Name:	J. West Riggs
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Wells Fargo Securities, LLC

As Agent

By:	/s/ Elizabeth Alvarez
	Name:	Elizabeth Alvarez
	Title:	Managing Director

Wells Fargo Bank, National Association

As Forward Purchaser

By:	/s/ Elizabeth Alvarez
	Name:	Elizabeth Alvarez
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Annex 1

Healthpeak Properties, Inc.

Common Stock
($1.00 par value)

TERMS AGREEMENT

[●]

Ladies and Gentlemen:

Healthpeak Properties, Inc., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the At-the-Market Equity Offering Sales Agreement, dated February 17, 2023 (the “Sales Agreement”), among the Company, Healthpeak OP, LLC, a Maryland limited liability company (the “Operating Company”) and J.P. Morgan Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., RBC Capital Markets, LLC, Regions Securities LLC, Robert W. Baird & Co. Incorporated, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, each as sales agent, as principal (except in the case of Nomura Securities International, Inc.) and as forward seller (except in the case of BTIG, LLC) (in any such capacity, each, an “Agent”, and collectively, the “Agents”), and JPMorgan Chase Bank, National Association, Bank of America, N.A., The Bank of Nova Scotia, Barclays Bank PLC, BNP Paribas, Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, Robert W. Baird & Co. Incorporated, Royal Bank of Canada, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association each as forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”), to issue and sell to [●], as Agent, the securities specified in the Schedule hereto (the “Purchased Securities”) [, and solely for the purpose of covering over-allotments, to grant to the Agent the option to purchase the additional securities specified in the Schedule hereto (the “Additional Securities”)] 1.  Capitalized terms used herein and not defined have the respective meanings ascribed thereto in the Sales Agreement.

1   Include only if [●] has an over-allotment option.

[The Agent shall have the right to purchase from the Company all or a portion of the Additional Securities as may be necessary to cover over-allotments made in connection with the offering of the Purchased Securities, at the same purchase price per share to be paid by the Agent to the Company for the Purchased Securities; provided that the purchase price payable by the Agent for any Additional Securities shall be reduced by an amount per share equal to any dividends or distributions paid or payable by the Company on the Purchased Securities but not payable on such Additional Securities.  This option may be exercised by the Agent at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company.  Such notice shall set forth the aggregate number of shares of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Time of Delivery (as set forth in the Schedule hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Purchased Securities.  For purposes of clarity, the parties hereto agree that any Option Closing Date shall be a date on which Shares are delivered to the Agent pursuant to a Terms Agreement within the meaning of, and requiring the affirmation and deliverables described under, Sections 3((j), (k) and (l) of the Sales Agreement.]*

Each of the provisions of the Sales Agreement not specifically related to (a) the solicitation by the Agent, as agent of the Company, of offers to purchase securities or (b) the Confirmations, Confirmation Shares and related transactions is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein.  Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement [and] [,] the Applicable Time [and any Option Closing Date]*, except that each representation and warranty in Section 1 of the Sales Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Sales Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement [and] [,] the Settlement Date [and any Option Closing Date]* in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

An amendment to the Registration Statement (as defined in the Sales Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities [and the Additional Securities]*, in the form heretofore delivered to the Agent is now proposed to be filed with the Securities and Exchange Commission.

Subject to the terms and conditions set forth herein and in the Sales Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent, the Company and the Operating Company in accordance with its terms.

[Signature Pages Follow]

THIS TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

Healthpeak Properties, Inc.

By
	Name:	Peter A. Scott
	Title:	Chief Financial Officer

Healthpeak OP, LLC

By:	Healthpeak Properties, Inc.,
its Managing Member

By:
	Name:	Peter A. Scott
	Title:	Chief Financial Officer

Accepted as of the date hereof:

[●]

By:
Name:
Title: